Capital risk management	12 Months Ended
Sep. 30, 2024
Capital Risk Management [Abstract]
Capital risk management	Capital risk management
The Company is exposed to risks of varying degrees of significance which could affect its ability to achieve its strategic objectives for growth. The main objectives of the Company’s risk management process are to ensure that risks are properly identified and that the capital base is adequate in relation to these risks.
The Company manages its capital to ensure that there are adequate capital resources while maximizing the return to shareholders through the optimization of the debt and equity balance. As at September 30, 2024, total managed capital was $14,225,026,000 ($13,645,314,000 as at September 30, 2023). Managed capital consists of long-term debt, including the current portion (Note 14), lease liabilities, cash and cash equivalents, short-term investments, long-term investments (Note 11) and shareholders’ equity. The basis for the Company’s capital structure is dependent on the Company’s expected business growth and changes in the business environment. When capital needs have been specified, the Company’s management proposes capital transactions for the approval of the Company’s Audit and Risk Management Committee and Board of Directors. The capital risk policy remains unchanged from prior periods.
The Company monitors its capital by reviewing various financial metrics, including Net Debt/Capitalization.
Net debt represents debt (including the current portion and the fair value of foreign currency derivative financial instruments related to debt) and lease liabilities less cash and cash equivalents, short-term investments and long-term investments. Capitalization is shareholders’ equity plus net debt.
Furthermore, the Company is subject to covenants and ratios contained in its unsecured committed revolving credit facility. The ratios are as follows:
-    Leverage ratio, which is the ratio of total debt net of cash and cash equivalent investments to adjusted EBITDA for its unsecured committed revolving credit facility for the four most recent quarters. Adjusted EBITDA is calculated as earnings from continuing operations before finance costs, income taxes, depreciation, amortization, cost optimization program and acquisition-related and integration costs[1].
-    An interest and rent coverage ratio, which is the ratio of the EBITDAR for the four most recent quarters to the total finance costs and the operating rentals in the same periods. EBITDAR is calculated as adjusted EBITDA before rent expense[1].
These ratios are calculated on a consolidated basis. The Company believes that the results of the current internal ratios are consistent with its capital management's objectives.
The Company is in compliance with these covenants and ratios and monitors them on an ongoing basis. The ratios are also reviewed quarterly by the Company’s Audit and Risk Management Committee. The Company is not subject to any other externally imposed capital requirements.

1 In the event of an acquisition, the available historical financial information of the acquired company will be used in the computation of the ratios.